SECOND AMENDMENT TO PARTICIPATION AGREEMENT

THIS SECOND AMENDMENT TO PARTICIPATION AGREEMENT is made as of this day of December 2007, among FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("FGWL&A"), PIMCO VARIABLE INSURANCE TRUST ("Fund"), PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("Adviser"), AND PIMCO ADVISORS DISTRIBUTORS LLC ("Distributor") collectively the Parties. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

RECITALS

WHEREAS, FGWL&A, Fund, Adviser, and Distributor are parties to a Participation Agreement dated June 2, 2003, as amended (the "Agreement"); and

WHEREAS, the Parties to the Agreement desire to add an additional contract; and

WHEREAS, The Parties desire and agree to amend the Agreement by deleting Schedule A of the Agreement and replacing it with the revised Schedule A attached hereto.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

1. Schedule A of the Agreement is hereby replaced in its entirety with Schedule A as attached and incorporated by reference to this Amendment.

[Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the __

day of December 2007 . FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:	/s/ Chris Bergeron
Name:	Chris Bergeron
Title:	Vice President
Date:	2/22/08

PIMCO VARIABLE INSURANCE TRUST

By its authorized officer,

By:	/s/ Ernest Schmider
Name:	Ernest Schmider
Title:	President
Date:	12/31/07

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By its authorized officer,

By:	/s/ Ernest Schmider
Name:	Ernest Schmider
Title:	Managing
Date:	12/31/07

ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC (formerly PIMCO ADVISORS DISTRIBUTORS LLC)

By its authorized officer,

By:	/s/ E. Blake Moore, Jr.
Name:	E. Blake Moore, Jr.
Title:	Managing Director and CEO
Date:	1/25/08

SCHEDULE A

Contracts	Form Numbers
Charles Schwab & Co., Inc. (Schwab Select)	J434NY
Charles Schwab & Co., Inc. (Schwab Onexource'P')	J444NY

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